UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2017. The net asset value (NAV) at that date was $11.74 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.76.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2017
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	3.00%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	8.05%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	2.86%
Alerian MLP Index[b]	2.28%
S&P 500 Index[b]	10.81%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Distribution Policy

The Fund makes regular monthly distributions at a level rate (the Policy). Dividends from net investment income, if any, are declared quarterly and paid monthly. As a result of the Policy, the Fund may pay distributions in excess of the Fund's current or accumulated earnings and profits. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-cap energy Master Limited Partnerships (MLPs). The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Market Review

For the six-month period ended May 31, 2017, MLPs and midstream-energy-focused equities produced modestly positive returns amid improving economic conditions, low inflation and a decline in long-term interest rates. Those tailwinds were tempered by considerable volatility in energy prices, however, most notably in crude oil.

In November 2016, the Organization of Petroleum Exporting Countries (OPEC) and 11 non-OPEC nations reached a historic agreement to cut crude oil production in an effort to pare global inventories and raise the price of the commodity. The agreement, which became effective on January 1, 2017 and was later extended through March 2018, was seen as putting a floor under crude oil prices around $40 a barrel.

U.S. shale oil companies recognized the price-supporting OPEC/non-OPEC effort as an attractive opportunity to increase production. The ensuing rise in U.S. drilling activity was initially seen as beneficial to MLPs and midstream energy companies, as it would lead to greater pipeline throughput volumes and demand for pipelines, albeit with a lag. Increased volumes generally translate into rising cash flows, strengthen balance sheets and ultimately lead to faster distribution growth.

MLPs generally enjoyed strong gains early on in the period, but by late February concerns began to mount that rising U.S. oil production might delay the oil market's supply/demand rebalancing process. Crude oil prices peaked around this time and the commodity's subsequent price decline further pressured MLP unit prices, even though most have little to no direct exposure to oil prices.

The economic picture also weighed on the midstream energy market to a degree. After accelerating in the second half of 2016, the U.S. economy slowed in the early part of 2017. President Trump's election in November initially raised expectations that business-friendly government initiatives, including tax and regulatory reforms and infrastructure spending, might add to the expansion. Those expectations later cooled as the President's pro-growth economic agenda appeared to stall. Nevertheless, the factors that led to the economy's loss of momentum appeared to be transitory, and the decline in long-term interest rates during the period was broadly favorable for equities.

Another notable development in midstream energy during the period was continued industry consolidation. A number of companies and their affiliates, including Enbridge, Williams Companies, Marathon Petroleum and Oneok took steps to strengthen balance sheets and reduce the cost of capital through mergers and acquisitions and strategic restructurings. These included transactions to eliminate general partnership structures and incentive distribution rights in order to alleviate near-term funding requirements and enhance cash flows. On balance, these transactions were warmly received by investors.

Fund Performance

The Fund had a positive total return in the six months ended May 31, 2017, and outperformed its blended benchmark on both a NAV and market price basis. Stock selection and overweight in gathering & processing significantly contributed to relative performance as the sector outperformed on

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

the improving volume outlook. The Fund was overweight Rice Midstream Partners and held an out-of-index position in Noble Midstream Partners, both of which rose sharply on strong results reported during the period. An out-of-benchmark position in PennTex Midstream Partners also outperformed, on news that it was being acquired by its general partner, Energy Transfer.

Stock selection and an overweight in natural gas pipelines also contributed, where the Fund held out-of-index Veresen, which is being acquired by Pembina Pipeline at a substantial premium. In addition, relative performance was aided by an overweight in Cheniere Energy Partners, which benefited from the ramp-up of liquefied natural gas (LNG) exports.

The Fund's out-of-index positions in certain companies additionally contributed to relative performance. Sprague Resources, which offers a range of liquid distillate, gasoline and residual fuel products and services, outperformed on the heels of completing a number of small but high-return acquisitions that complement its existing footprint. Pattern Energy Group, an independent power company, rose along with electric utilities, which benefited from the declining-interest-rate environment.

Security selection in crude/refined products was the primary detractor from relative performance, although this was partially offset by an underweight allocation in the underperforming sector. Enbridge Energy Partners declined after announcing disappointing cash-flow guidance and indicating that it would likely reduce its distribution in 2017. Investors also reacted negatively to measures its sponsor, Enbridge, announced to enhance the partnership's cash flows and alleviate its short-term capital expenditure requirements. In addition, out-of-index SemGroup declined after warning of a delay in the ramp-up of its Maurepas pipeline and as the stock exhibited greater sensitivity than its peers to commodity prices.

Stock selection and an underweight in the diversified sector also detracted. The Fund held out-of-index Kinder Morgan, which experienced weakness due to concerns about the company's high leverage and with its difficulty in completing financing for its Trans Mountain pipeline joint venture. In addition, the portfolio was underweight Oneok Partners, which rose sharply after its parent, Oneok, announced plans to acquire all of the units of the partnership that it did not already own.

Performance was further hindered by security selection in the propane sector. Suburban Propane underperformed due to weak results driven primarily by warm weather, which hurt the company's margins and volumes and raised concerns around the potential for a distribution cut.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), materially contributed to the Fund's NAV performance for the period.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Sincerely,

  ROBERT S. BECKER

  Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2017, leverage represented 25% of the Fund's managed assets.

Through fixed rate financing, the Fund has locked in interest rates on capital for periods expiring in 2021 and 2022a (where we lock in our fixed rate obligation over various terms). Locking in our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in the Fund's leveraging costs for the various terms helps protect the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	25%
% Fixed Rate	100%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	4.5 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2018 and 2019, by three years now expiring in 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.

b  Data as of May 31, 2017. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2017

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Energy Transfer Partners LP	$46,031,822	11.0
Enterprise Products Partners LP	45,549,225	10.9
Williams Partners LP	25,590,114	6.1
MPLX LP	18,851,720	4.5
Rice Midstream Partners LP	16,492,166	3.9
Buckeye Partners LP	16,299,200	3.9
Plains All American Pipeline LP	15,114,254	3.6
Enbridge Energy Management LLC	14,742,112	3.5
ONEOK Partners LP	14,624,090	3.5
Genesis Energy LP	13,187,101	3.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	121.4%
COMPRESSION	0.7%
Archrock Partners LP		134,645	$2,085,651
CRUDE/REFINED PRODUCTS	29.0%
Buckeye Partners LPa		254,675	16,299,200
Enbridge Energy Management LLC[b]		916,798	14,742,112
Genesis Energy LPa		422,799	13,187,101
Kinder Morgan Canada Ltd., 144A (CAD) (Canada)[c,d]		295,900	3,524,470
NuStar Energy LPa		47,708	2,174,531
NuStar GP Holdings LLC[a]		246,249	6,390,161
Plains All American Pipeline LPa		570,780	15,114,254
SemGroup Corp., Class Aa		65,115	2,018,565
Tesoro Logistics LPa		248,200	13,149,636
Valero Energy Partners LP		61,000	2,757,810
Western Refining Logistics LP		72,300	1,785,810
			91,143,650
DIVERSIFIED MIDSTREAM	50.1%
Energy Transfer Equity LP		339,432	5,783,921
Energy Transfer Partners LP		2,115,433	46,031,822
Enterprise Products Partners LPa		1,698,964	45,549,225
Kinder Morgan[a]		315,279	5,914,634
MPLX LP		570,400	18,851,720
Pembina Pipeline Corp. (CAD) (Canada)		138,559	4,428,021
Williams Cos. (The)		188,195	5,382,377
Williams Partners LPa		653,309	25,590,114
			157,531,834

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
GATHERING & PROCESSING	26.5%
American Midstream Partners LPa		269,898	$3,252,271
Antero Midstream GP LPd		279,541	6,172,265
Antero Midstream Partners LP		50,658	1,754,793
DCP Midstream Partners LPa		93,894	3,171,739
Enable Midstream Partners LPa		239,091	3,689,174
EnLink Midstream Partners LPa		429,226	7,283,965
Hess Midstream Partners LPd		166,659	3,873,155
Martin Midstream Partners LP		138,967	2,529,200
Noble Midstream Partners LPa		86,744	3,989,357
ONEOK Partners LPa		299,000	14,624,090
Rice Midstream Partners LPa		672,875	16,492,166
Tallgrass Energy GP LPa		136,338	3,513,430
Tallgrass Energy Partners LPa		93,899	4,657,391
Targa Resources Corp.[a]		136,225	6,256,814
Western Gas Equity Partners LPa		48,238	2,093,047
			83,352,857
MARINE SHIPPING/OFFSHORE	4.5%
GasLog Partners LP (Monaco)		80,000	1,752,000
Golar LNG Partners LP (Marshall Islands)		322,492	6,372,442
Hoegh LNG Partners LP (Marshall Islands)		221,625	4,233,038
KNOT Offshore Partners LP (Marshall Islands)		92,041	1,951,269
			14,308,749
NATURAL GAS PIPELINES	5.9%
Cheniere Energy Partners LPa		307,354	9,881,431
TC PipeLines LPa		79,683	4,483,763
TransCanada Corp. (CAD) (Canada)		93,211	4,327,099
			18,692,293
OIL & GAS STORAGE	1.3%
Arc Logistics Partners LP		296,193	4,197,055
OTHER	1.3%
Sprague Resources LPa		155,945	3,968,800
PROPANE	1.4%
Suburban Propane Partners LPa		182,488	4,314,016

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
RENEWABLE ENERGY	0.8%
Pattern Energy Group[a]		105,620	$2,382,787
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$347,351,625)			381,977,692
PREFERRED SECURITIES—$25 PAR VALUE	6.9%
Banks	2.0%
Bank of America Corp., 6.00%, Series EEe		63,725	1,689,987
Capital One Financial Corp., 5.20%, Series Ge		28,550	689,483
Citigroup, 6.30%, Series Se		16,926	452,093
GMAC Capital Trust I, 6.966%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[f]		35,000	893,200
New York Community Bancorp, 6.375%, Series Ae		40,000	1,139,200
Wells Fargo & Co., 5.625, Series Ye		14,575	369,039
Wells Fargo & Co., 5.85%[e]		40,000	1,092,000
			6,325,002
CHEMICALS	0.6%
CHS, 7.50%, Series 4[e]		23,992	691,929
CHS, 7.10%, Series IIe		38,406	1,120,303
			1,812,232
DIVERSIFIED FINANCIAL SERVICES	0.6%
Morgan Stanley, 5.85%, Series Ke		70,400	1,876,864
INSURANCE—REINSURANCE—FOREIGN	0.3%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)[e]		40,400	998,688
INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
Qwest Corp., 6.75%, due 6/15/57		5,000	126,400
MARINE SHIPPING/OFFSHORE	0.2%
GasLog Partners LP (Monaco), 8.625%, Series Ae		26,000	659,360
PIPELINES	0.2%
NuStar Energy LP, 7.625%, Series Be		22,481	574,615

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Number of Shares/Units	Value
REAL ESTATE—DIVERSIFIED	1.0%
Colony NorthStar, 8.50%, Series Fe		60,959	$1,546,530
VEREIT, 6.70%, Series Fe		57,812	1,504,268
			3,050,798
TECHNOLOGY—SOFTWARE	0.1%
eBay, 6.00%, due 2/1/56		16,576	444,071
UTILITIES	1.9%
Dominion Resources, 5.25%, due 7/30/76, Series A		22,886	565,284
DTE Energy Co., 6.00, due 12/15/76, Series F		15,000	393,300
DTE Energy Co., 5.375%, due 6/1/76, Series B		43,925	1,087,583
Integrys Holdings, 6.00%, due 8/1/73		48,029	1,285,376
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		19,871	493,397
SCE Trust IV, 5.375%, Series Je		20,160	574,560
Southern Co./The, 6.25%, due 10/15/75		54,000	1,438,560
			5,838,060
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$20,669,824)			21,706,090
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	3.1%
BANKS	0.6%
Bank of America Corp., 6.25%, Series Xe		$600,000	645,150
Citigroup, 6.25%, Series Te		415,000	453,388
CoBank ACB, 6.25%, Series F, 144Ac,e		4,300 †	456,203
Wells Fargo Capital X, 5.95%, due 12/1/86		250,000	278,450
			1,833,191
BANKS—FOREIGN	0.7%
Barclays PLC, 7.875% (United Kingdom)[e]		400,000	435,656
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)[e]		1,000,000	1,097,500
Societe Generale SA, 7.375%, 144A (France)[c,e]		200,000	215,506
Societe Generale SA, 7.875%, 144A (France)[c,e]		400,000	440,000
			2,188,662

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[c]		$500 †	$581,094
PIPELINES	0.3%
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)		936,000	1,009,710
UTILITIES	1.3%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		850,000	947,750
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[c]		2,200,000	2,607,000
Southern Co./The, 5.50%, due 3/15/57, Series B		400,000	420,367
			3,975,117
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$9,045,003)			9,587,774
		Number of Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.69%[g]		4,500,000	4,500,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,500,000)			4,500,000
TOTAL INVESTMENTS (Identified cost—$381,566,452)	132.8%		417,771,556
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.8)		(103,133,864)
NET ASSETS (Equivalent to $11.74 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$314,637,692

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2017 (Unaudited)

Glossary of Portfolio Abbreviations

CAD  Canadian Dollar

FRN  Floating Rate Note

LIBOR  London Interbank Offered Rate

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $215,445,699 in aggregate has been pledged as collateral.

b  Distributions are paid-in-kind.

c  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $7,824,273 or 2.5% of the net assets of the Fund, of which 0.0% are illiquid.

d  Non-income producing security.

e  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

f  Variable rate. Rate shown is in effect at May 31, 2017.

g  Rate quoted represents the annualized seven-day yield of the Fund.

†  Represents shares.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$381,566,452)	$417,771,556
Cash	1,848,447
Foreign currency, at value (Identified cost—$16,852)	16,787
Receivable for:
Investment securities sold	1,861,095
Dividends, distributions and interest	331,685
Other assets	19,512
Total Assets	421,849,082
LIABILITIES:
Payable for:
Credit agreement	105,000,000
Investment securities purchased	1,362,320
Investment advisory fees	366,592
Dividends and distributions declared	150,224
Administration fees	18,330
Interest expense	11,317
Directors' fees	3,247
Other liabilities	299,360
Total Liabilities	107,211,390
NET ASSETS	$314,637,692
NET ASSETS consist of:
Paid-in capital	$405,028,023
Dividends in excess of net investment income, net of income taxes	(3,942,954)
Accumulated net realized loss, net of income taxes	(122,652,398)
Net unrealized appreciation, net of income taxes	36,205,021
$314,637,692
NET ASSET VALUE PER SHARE:
($314,637,692 ÷ 26,793,340 shares outstanding)	$11.74
MARKET PRICE PER SHARE	$10.76
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.35)%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2017 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$13,231,642
Less return of capital on distributions	(13,068,271)
Net distributions from master limited partnerships	163,371
Dividend income (net of $23,963 of foreign withholding tax)	890,965
Interest income	227,876
Total Investment Income	1,282,212
Expenses:
Investment advisory fees	2,199,144
Interest expense	1,029,817
Professional fees	190,758
Line of credit fees	177,016
Administration fees	141,205
Shareholder reporting expenses	29,966
Custodian fees and expenses	22,673
Directors' fees and expenses	12,170
Transfer agent fees and expenses	9,874
Miscellaneous	25,780
Total Expenses	3,838,403
Net Investment Income (Loss), net of income taxes	(2,556,191)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,904,127
Foreign currency transactions	5,728
Net realized gain (loss), net of income taxes	5,909,855
Net change in unrealized appreciation (depreciation) on:
Investments	5,604,529
Foreign currency translations	(80)
Net change in unrealized appreciation (depreciation), net of income taxes	5,604,449
Net Realized and Unrealized Gain (Loss), net of income taxes	11,514,304
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,958,113

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2017	For the Year Ended November 30, 2016
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$(2,556,191)	$(4,648,581)
Net realized gain (loss), net of income taxes	5,909,855	(127,421,839)
Net change in unrealized appreciation (depreciation), net of income taxes	5,604,449	132,993,645
Net increase (decrease) in net assets resulting from operations	8,958,113	923,225
Dividends and Distributions to Shareholders from return of capital	(12,378,523)	(31,455,381)
Total dividends and distributions to shareholders	(12,378,523)	(31,455,381)
Total increase (decrease) in net assets	(3,420,410)	(30,532,156)
Net Assets:
Beginning of period	318,058,102	348,590,258
End of period[a]	$314,637,692	$318,058,102

a  Includes dividends in excess of net investment income, net of income taxes of $3,942,954 and $1,386,763, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2017 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,958,113
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(106,048,081)
Proceeds from sales and maturities of long-term investments	105,703,362
Net purchases, sales and maturities of short-term investments	(300,000)
Return of capital on distributions	13,068,271
Net amortization of premium on investments	14,051
Net decrease in dividends and interest receivable and other assets	21,920
Net decrease in interest expense payable, accrued expenses and other liabilities	(13,787)
Net change in unrealized appreciation on investments	(5,604,529)
Net realized gain on investments	(5,904,127)
Cash provided by operating activities	9,895,193
Cash Flows from Financing Activities:
Dividends and distributions paid	(12,382,083)
Increase (decrease) in cash	(2,486,890)
Cash at beginning of period (including foreign currency)	4,352,124
Cash at end of period (including foreign currency)	$1,865,234

Supplemental Disclosure of Cash Flow Information:

During the six months ended May 31, 2017, interest paid was $1,029,817.

The Fund received $294,099 from paid-in-kind stock dividends for the six months ended May 31, 2017. See Note 1 Organization and Significant Accounting policies.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended November 30,			For the Period March 26, 2013[b] through
Per Share Operating Performance:	May 31, 2017	2016	2015[a]	2014[a]	November 30, 2013[a]
Net asset value, beginning of period	$11.87	$13.01	$22.50	$19.44	$19.10
Income (loss) from investment operations:
Net investment income (loss)[c]	(0.10)	(0.17)	0.06	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.43	0.20	(8.24)	4.33	1.04
Total from investment operations	0.33	0.03	(8.18)	4.32	1.01
Less dividends and distributions to shareholders from:
Net investment income	—	—	(0.18)	—	(0.04)
Net realized gain	—	—	—	(1.09)	(0.05)
Return of capital	(0.46)	(1.17)	(1.14)	(0.17)	(0.54)
Total dividends and distributions to shareholders	(0.46)	(1.17)	(1.32)	(1.26)	(0.63)
Offering costs charged to paid-in capital	—	—	—	—	(0.04)
Anti-dilutive effect from the repurchase of shares	—	—	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(0.13)	(1.14)	(9.49)	3.06	0.34
Net asset value, end of period	$11.74	$11.87	$13.01	$22.50	$19.44
Market value, end of period	$10.76	$10.37	$11.09	$20.25	$17.38
Total net asset value return[e]	3.00%[f]	2.75%	–37.40%	23.36%	5.34%[f]
Total market value return[e]	8.05%[f]	5.31%	–40.71%	24.18%	–10.06%[f]

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended November 30,			For the Period March 26, 2013[b] through
Ratios/Supplemental Data:	May 31, 2017	2016	2015[a]	2014[a]	November 30, 2013[a]
Net assets, end of period (in millions)	$314.6	$318.1	$348.6	$604.3	$522.0
Ratio of expenses to average daily net assets[g]	2.29%[h]	2.95%	(0.74)%	4.15%	3.48%[h]
Ratio of expenses to average daily net assets (excluding deferred tax benefit/expense)	2.29%[h]	2.95%	2.47%	2.26%	2.42%[h]
Ratio of expenses to average daily net assets (excluding deferred tax benefit/expense and interest expense)	1.68%[h]	2.16%	1.73%	1.63%	1.71%[h]
Ratio of net investment income (loss) to average daily net assets[g]	(1.53)%[h]	(1.63)%	4.10%	(2.25)%	(1.64)%[h]
Ratio of net investment income (loss) to average daily net assets (excluding deferred tax benefit/expense allocated to realized and unrealized gain (loss))	(1.53)%[h]	(1.63)%	0.34%	(0.07)%	(0.36)%[h]
Ratio of expenses to average daily managed assets[g,i]	1.75%[h]	2.09%	(0.51)%	2.99%	2.54%[h]
Portfolio turnover rate	24%[f]	54%	29%	28%	25%[f]
Credit Agreement
Asset coverage ratio for credit agreement	400%	403%	255%	369%	332%
Asset coverage per $1,000 for credit agreement	$3,997	$4,029	$2,549	$3,686	$3,320

a  Consolidated with Cohen & Steers MLP Investment Fund (the Subsidiary). After the close of business on November 30, 2015, all of the assets and liabilities of the Subsidiary were transferred to the Fund in a tax-free transaction.

b  Commencement of operations.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Ratio includes the deferred tax benefit/expense allocated to net investment income (loss) and the deferred tax benefit/expense allocated to realized and unrealized gain (loss), if any.

h  Annualized.

i  Average daily managed assets represent net assets plus the average outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2017.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$381,977,692	$381,977,692	$—	$—
Preferred Securities— $25 Par Value	21,706,090	21,706,090	—	—
Preferred Securities— Capital Securities	9,587,774	—	9,587,774	—
Short-Term Investments	4,500,000	—	4,500,000	—
Total Investments[a]	$417,771,556	$403,683,782	$14,087,774	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2016	$1,148,691
Change in unrealized appreciation (depreciation)	212,741
Transfers out of Level 3[a]	(1,361,432)
Balance as of May 31, 2017	$—

a  As of November 30, 2016, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2017, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

actual amounts may differ from the estimated amounts. For the six months ended May 31, 2017, the Fund has estimated approximately 98.8% of distributions from MLPs as return of capital.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2017, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$294,099

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income, if any, are declared quarterly and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2017, the investment advisor considers it likely that a significant portion of the distributions will be characterized as distributions from return of capital upon the final determination of the Fund's taxable income after November 30, 2017, the Fund's fiscal year end.

Income Taxes: The Fund, which is treated as a C corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset some or all of the deferred tax asset, is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

For all open tax years and for all major jurisdictions, management of the Fund has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the six months ended May 31, 2017, the Fund incurred $109,957 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment with the investment advisor, effective October 1, 2017, to the Fund's administration agreement increasing the administration fee to 0.08% of the Fund's average daily managed assets. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,615 for the six months ended May 31, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2017, totaled $106,913,431 and $103,755,737, respectively.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of May 31, 2017, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$333,320,579
Gross unrealized appreciation	$93,207,223
Gross unrealized depreciation	(8,756,246)
Net unrealized appreciation (depreciation)	$84,450,977

The Fund's income tax expense (benefit) for the six months ended May 31, 2017 consists of the following:

Deferred
Federal	$3,559,871
State	330,083
Valuation allowance	(3,889,954)
Total tax expense (benefit)	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund's deferred tax assets and liabilities as of May 31, 2017, are as follows:

Deferred tax assets:
Net operating loss	$29,994,279
Capital loss carryforward	38,602,760
Passive activity losses	1,217,901
Other	104,381
Valuation allowance	(38,691,630)
Total deferred tax asset	31,227,691
Deferred tax liabilities:
Unrealized gain on investments	(31,227,691)
Total deferred tax liabilities	(31,227,691)
Total net deferred tax asset (liability)	$—

Net operating loss carryforwards of $81,115,384 are available to offset future taxable income. Net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expire as of November 30, 2033. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
November 30, 2013	$1,343,285	November 30, 2033
November 30, 2014	19,529,444	November 30, 2034
November 30, 2015	36,668,609	November 30, 2035
November 30, 2016	9,631,281	November 30, 2036
November 30, 2017	13,942,765	November 30, 2037

Net capital loss carryforwards of $104,395,832 are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
November 30, 2015	$9,402,219	November 30, 2020
November 30, 2016	93,266,416	November 30, 2021
November 30, 2017	1,727,197	November 30, 2022

Other deferred tax assets represents net operating and capital losses for certain MLP securities held in the portfolio at May 31, 2017 which will be available upon disposition of these securities.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund's management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of management's analysis of the recoverability of the Fund's deferred tax assets, as of May 31, 2017, the Fund recorded a valuation allowance of $38,691,630. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund's assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund's gross deferred tax assets.

Total income tax expense (benefit) (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 1.98% to the Fund's net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2017, as follows:

Deferred
Application of statutory income tax rate	$3,135,340
State income taxes, net of federal benefit	177,129
Tax benefit on permanent items	(17,706)
Change in estimated state deferred tax rate	128,622
Other adjustments	466,569
Change in valuation allowance	(3,889,954)
Total income tax benefit	$—

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund's tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended May 31, 2017 and the year ended November 30, 2016, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2017 through December 31, 2017.

During the six months ended May 31, 2017 and the year ended November 30, 2016, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund and the Subsidiary were each a party to the credit agreement as defined herein and were able to borrow under its terms. In connection with the Fund's change in tax status to a C corporation, on December 1, 2015, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) which removed the Subsidiary as a party to the credit agreement. Pursuant to the credit agreement, the Fund paid a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement was $225,000,000. The Fund also paid a fee of 0.55% per annum on any unused portion of the credit agreement. In response to a significant decline in the MLP market the Fund paid down the $67,500,000 variable-rate tranche under the credit agreement with BNPP in January 2016. In addition, the Fund converted to variable rate and paid down the $52,500,000 4-year fixed-rate tranche. In accordance with the terms of the credit agreement, the Fund paid a fee of $1,432,000 to BNPP in connection with this conversion, which was amortized over one year. On February 17, 2016, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the commitment amount of the credit agreement to the current loan amount outstanding of $105,000,000. Under the amended agreement, the Fund may draw on the credit line up to the maximum $225,000,000 commitment amount on one day's notice to, and with approval by, BNPP. In addition, the fee on any unused portion of the credit agreement was reduced from 0.55% per annum to 0.45% per annum. The Fund also pays a monthly financing charge based on fixed rates.

BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility.

As of May 31, 2017, the Fund had outstanding borrowings of $105,000,000. During the six months ended May 31, 2017, the Fund borrowed an average daily balance of $105,000,000 at a weighted average borrowing cost of 1.9%.

Note 7: Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund's strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Change in Tax Status

On December 1, 2015, the Fund changed its tax status from a regulated investment company to a taxable C corporation under the Internal Revenue Code. The change was in response to the adoption of previously proposed regulations issued by the Internal Revenue Service. The change in tax status enables the Fund to invest up to 100% of its assets in MLPs and to continue to pursue its investment objective of attractive total return, comprised of high current income and price appreciation. In connection with the change in tax status, after the close of business on November 30, 2015, all of the assets and liabilities of the Cohen & Steers MLP Investment Fund (the Subsidiary) were transferred to the Fund in a tax-free transaction. The net assets transferred to the Fund after the close of business on November 30, 2015 were $92,823,384. On January 22, 2016, the Subsidiary's Board of Directors approved the dissolution of the Subsidiary, effective January 31, 2016.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017.

The adoption will have no effect on the Fund's net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2017. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	22,465,908.157	408,944.720
Bonnie Cohen	22,348,670.597	526,182.280
Dean Junkans	22,456,312.274	418,540.603
Richard E. Kroon	22,458,881.099	415,971.778

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2017) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/26/13)	One Year	Since Inception (3/26/13)
12.00%	–3.52%	19.59%	–6.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's current or accumulated earnings and profits. Distributions in excess of the Fund's current earnings and profits are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two-year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor); and a memorandum from Fund Counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of investments made on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors noted that the Fund has been in existence since March 26, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to a broad-based

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

benchmark and a relevant blended benchmark. The Board of Directors noted that the Fund represented the Peer Funds' median for the one-year period and outperformed the Peer Funds' median for the three-year period ended March 31, 2017, ranking in the third and second quintiles, respectively. The Board of Directors also noted that the Fund outperformed the broad-based and blended benchmarks for the one-year period and underperformed both benchmarks for the three-year period ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the actual management fees paid by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fee at managed and common asset levels, noting that the Fund ranked in the fourth quintile for each. The Fund's total expense ratio including investment-related expenses at managed asset levels is slightly higher (by less than 0.01%) than the Peer Funds' median, ranking in the third quintile. The Fund's total expense ratio including investment-related expenses at common asset levels represented the Peer Funds' median, ranking the Fund in the third quintile. The Fund's total expense ratio excluding investment-related expenses at managed asset levels is slightly higher (by less than 0.02%) than the Peer Funds' median, ranking in the third quintile. The Fund's total expense ratio excluding investment-related expenses at common asset levels is lower than the Peer Funds' median, ranking in the third quintile. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor for investment services provided to the Fund and not by the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors' separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.03% increase in the administration fee paid by the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Tyler S. Rosenlicht
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MIESAR

Semiannual Report May 31, 2017

Cohen & Steers MLP Income and Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: August 4, 2017